UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 2, 2017
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-36587 (Commission File Number)	20-8737688 (IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

On November 6, 2017, Catalent, Inc. (the “Company”) issued an earnings release setting forth the Company’s first quarter ended September 30, 2017 financial results. The earnings release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, Exhibit 99.1 and the information contained in this Item 2.02 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 3.03    Material Modifications to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Incorporation

On November 2, 2017, the Company held its 2017 annual meeting of shareholders. At the annual meeting, the Company’s shareholders approved certain proposals to amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Existing Certificate”) which had been approved by the Company’s board of directors (the “Board”) on August 24, 2017 and submitted to the shareholders for approval and ratification. The principal changes to the Existing Certificate (as so amended and restated, the “Second Amended and Restated Certificate”) are as follows:

•
Article V.B was amended to eliminate the supermajority vote requirement for the Company’s shareholders to amend, in whole or in part, any provision of the bylaws of the Company (the “Bylaws”). Prior to such amendment, proposed amendments to the Bylaws by the Company’s shareholders required the affirmative vote of 66-2/3% in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. Pursuant to the Second Amended and Restated Certificate, the Company’s shareholders may now amend, in whole or in part, any provision of the Bylaws upon the affirmative vote of a majority in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon;

•
Article VI.C was amended to eliminate the supermajority vote requirement for the Company’s shareholders to remove directors for cause. Prior to such amendment, directors of the Company could be removed from office only for cause upon the affirmative vote of the holders of at least 66-2/3% in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. Pursuant to the Second Amended and Restated Certificate, the Company’s shareholders may now remove directors of the Company from office at any time for cause by the affirmative vote of a majority in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon; and

•	Articles V.A, V.B, VI.B, VI.C, VIII.A, VIII.B, IX (deleted in its entirety) and X.C were amended to eliminate obsolete provisions and make other non-substantive and conforming changes.

A copy of the Second Amended and Restated Certificate is attached as Exhibit 3.1 hereto and is incorporated herein by reference. The foregoing summary of the Second Amended and Restated Certificate is qualified in its entirety by reference to the text of the exhibit. A more complete description of each of the foregoing amendments is set forth in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 22, 2017 (the “Proxy Statement”). The Second Amended and Restated

Certificate became effective upon its filing with the Secretary of State of the State of Delaware on November 2, 2017.

Bylaws
On November 2, 2017, the Board amended the Company’s Bylaws, effective immediately. A copy of the Bylaws, as so amended, is attached as Exhibit 3.2 hereto and is incorporated herein by reference. The following summary of the Bylaws is qualified in its entirety by reference to the text of the exhibit.

Section 9.01 of the Bylaws as previously in effect was amended to provide for a majority vote standard for the Company’s shareholders to amend, in whole or in part, any provision of the Bylaws, thereby conforming the Bylaws to the provisions of the Second Amended and Restated Certificate. Effective immediately, amendments of the Bylaws may be effected by the affirmative vote of a majority in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon. Under the Bylaws as previously in effect, amendments to the Bylaws required the affirmative vote of 66-2/3% in voting power of all then-outstanding shares of stock of the Company entitled to vote thereon.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On November 2, 2017, the Company held its 2017 annual meeting of shareholders. At the annual meeting, shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 22, 2017 (the "Proxy Statement"). The final voting results for the matters submitted to a vote of shareholders were as follows:

Proposal No. 1 - Election of Directors

The Company’s shareholders elected the persons listed below as Class III directors for a three-year term expiring at the Company’s 2020 annual meeting of shareholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
Rolf Classon	80,515,268	33,657,181	173,474	3,220,905
Gregory T. Lucier	88,532,351	25,640,098	173,474	3,220,905
Uwe Röhrhoff	113,989,607	182,842	173,474	3,220,905

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
117,426,858	17,235	122,735	—

Proposal No. 3 - Non-Binding Vote on Executive Compensation
The Company’s shareholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
111,619,462	2,161,540	564,921	3,220,905

Proposal No. 4 - Eliminate supermajority vote requirement for shareholders to amend bylaws

The Company’s shareholders approved an amendment of the Company's Amended and Restated Certificate of Incorporation to eliminate the supermajority vote requirement for shareholders to amend the Company’s bylaws.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
114,329,829	14,184	1,910	3,220,905

Proposal No. 5 - Eliminate supermajority vote requirement for shareholders to remove directors for cause

The Company’s shareholders approved an amendment of the Company's Amended and Restated Certificate of Incorporation to eliminate the supermajority vote requirement for shareholders to remove directors for cause.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
114,331,529	12,584	1,810	3,220,905

Proposal No. 6 - Eliminate obsolete provisions and make other non-substantive and conforming changes

The Company’s shareholders approved an amendment of the Company's Amended and Restated Certificate of Incorporation to eliminate obsolete provisions and make other non-substantive and conforming changes.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
114,209,923	11,433	124,567	3,220,905

The revisions to the Company’s Amended and Restated Certificate of Incorporation approved by Proposals 4, 5, and 6 are reflected in the Second Amended and Restated Certificate of Incorporation filed by the Company on November 2, 2017, as described above in Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of Catalent, Inc. as filed with the Secretary of State of the State of Delaware on November 2, 2017
3.2	Bylaws of Catalent, Inc., adopted November 2, 2017
99.1	Earnings release, November 6, 2017, issued by Catalent, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President & General Counsel and Secretary

Date: November 6, 2017

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